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       ________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ______________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                ______________


      Date of Report (Date of earliest event reported):  December 8, 2001

                        SALIENT 3 COMMUNICATIONS, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                     0-12588                    23-2280922
(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)              File Number)            Identification No.)


       P.O. Box 1498, Reading, Pennsylvania             19063
     (Address of principal executive offices)         (Zip Code)

      Registrant's telephone number, including area code: (610) 856-5500
       ________________________________________________________________
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Items 1-4.  Not Applicable

Item 5.     Other Events.

            On December 8, 2001, the Board of Directors unanimously approved Amendment No. 2, dated as of December 8, 2001, to the Rights Agreement, dated as of November 8, 1996 and amended by Amendment No. 1, dated as of January 26, 1999, by and between Salient 3 Communications, Inc. (formerly Gilbert Associates, Inc.) and Comptershare Investor Services LLC, successor as the Rights Agent to Harris Trust and Savings Bank (the "Amendment"). The Amendment terminates the Rights Agreement, effective December 8, 2001. A complete copy of the Amendment is incorporated herein by reference to Exhibit 4 to the Company's Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission via EDGAR on January 10, 2002. A copy of the Rights Agreement is incorporated herein by reference to Exhibit 1 to the Company's Registration Statement on Form 8-A filed with the Securities and Exchange Commission via EDGAR on November 12, 1996.

Item 6.     Not Applicable.

Item 7.     Exhibits.
            --------

            4.1 Rights Agreement, dated as of November 8, 1996, between Gilbert Associates, Inc. and Harris Trust and Savings Bank, including Form of Series A Rights Certificate (Exhibit A), Form of Series B Rights Certificate (Exhibit B), Form of Summary of Rights (Exhibit C), Form of Certificate of Designation - Series A Junior Participating Preferred Stock (Exhibit D), and Form of Certificate of Designation - Series B Junior Participating Preferred Stock (Exhibit E) [Incorporated herein by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 12, 1996]

            4.2 Amendment No. 1, dated as of January 26, 1999, to Rights Agreement, dated as of November 8, 1996, by and between Salient 3 Communications, Inc. (formerly Gilbert Associates, Inc.) and Harris Trust and Savings Bank [Incorporated herein by reference to Exhibit 3 to the Company's Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission on February 3, 1999]

            4.3 Amendment No. 2, dated as of December 8, 2001, to the Rights Agreement dated as of November 8, 1996 and amended as of January 26, 1999, by and between Salient 3 Communications, Inc. (formerly Gilbert Associates, Inc.) and Computershare Investor Services LLC, successor as

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                 Rights Agent to Harris Trust and Savings Bank [Incorporated
                 herein by reference to Exhibit 4 to the Company's Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission on January 10, 2002].

Item 8.    Not Applicable.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SALIENT 3 COMMUNICATIONS, INC.


                              By: /s/ Thomas F. Hafer
                                  -------------------
                                  Name:  Thomas F. Hafer
                                  Title: Senior Vice President, Secretary
                                         and General Counsel

Date: January 10, 2002

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